Exhibit 99.1

Peter Cuneo to Assume Role of Executive Chairman

New York, New York – Dec. 18, 2017 – Iconix Brand Group, Inc. (Nasdaq: ICON) (“Iconix” or the “Company”) today announced that current Chairman of the Board, Peter Cuneo, will assume the role of Executive Chairman of the Board of Directors, effective immediately.

As Executive Chairman, Mr. Cuneo will be focused on evaluating strategic opportunities, overseeing the financial and legal functions and working towards stabilizing the Company’s balance sheet.

John Haugh will continue to serve as the Company’s Chief Executive Officer and will remain focused on the core licensing and brand management functions.

Mr. Haugh stated, “Peter Cuneo is a recognized leader in business turnarounds with intimate knowledge of the Iconix operating model. I am thrilled to have Peter rejoin the management team of the Company in his new role as Executive Chairman of the Board. Peter’s involvement will free up more time for me to focus on our core licensing business while evolving the Company to generate future growth.”

Mr. Cuneo stated, “Iconix is going through a challenging time right now, and we need to be laser focused on building the core business operations, while we also evaluate strategic opportunities and work towards a balance sheet solution. By defining the role of Executive Chairman, and increasing my involvement in the strategic and financial direction of Iconix, the Board has recognized the importance of having our CEO, John Haugh, dedicate the bulk of his time to driving growth within our brand portfolio.”

Mr. Cuneo has served on Iconix’ Board since October 2006 and previously held the position of Interim Chief Executive Officer from August 2015 to April 2016. Peter Cuneo is a recognized leader in business turnarounds. Since 1983, he has completed seven turnarounds of distressed branded businesses in the global entertainment and consumer products sectors. He is an expert in media and IP related industries.

About Iconix Brand Group, Inc.

Iconix Brand Group, Inc. owns, licenses and markets a portfolio of consumer brands including: CANDIE’S (R), BONGO (R), JOE BOXER (R), RAMPAGE (R), MUDD (R), MOSSIMO (R), LONDON FOG (R), OCEAN PACIFIC (R), DANSKIN (R), ROCAWEAR (R), CANNON (R), ROYAL VELVET (R), FIELDCREST (R), CHARISMA (R), STARTER (R), WAVERLY (R), ZOO YORK (R), UMBRO (R), LEE COOPER (R), ECKO UNLTD. (R), MARC ECKO (R), and ARTFUL DODGER. In addition, Iconix owns interests in the MATERIAL GIRL (R), ED HARDY (R), TRUTH OR DARE (R), MODERN AMUSEMENT (R), BUFFALO (R) and PONY (R) brands. The Company licenses its brands to a network of leading retailers and manufacturers that touch every major segment of retail distribution in both the U.S. and worldwide. Through its in-house business development, merchandising, advertising and public relations departments, Iconix manages its brands to drive greater consumer awareness and equity.

Forward-Looking Statements

In addition to historical information, this press release contains forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include projections regarding the Company’s beliefs and expectations about future performance and, in some cases, may be identified by words like “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,”

“may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “seek” and similar terms or phrases. These statements are based on the Company’s beliefs and assumptions, which in turn are based on information available as of the date of this press release. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement and could harm the Company’s business, prospects, results of operations, liquidity and financial condition and cause its stock price to decline significantly. Many of these factors are beyond the Company’s ability to control or predict. Important factors that could cause the Company’s actual results to differ materially from those indicated in the forward-looking statements include, among others: the ability of the Company’s licensees to maintain their license agreements or to produce and market products bearing the Company’s brand names, the Company’s ability to retain and negotiate favorable licenses, the Company’s ability to meet its outstanding debt obligations and the events and risks referenced in the sections titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent Quarterly Reports on Form 10-Q and in other documents filed or furnished with the Securities and Exchange Commission. Our forward-looking statements do not reflect the potential impact of any acquisitions, mergers, dispositions, business development transactions, joint ventures or investments we may enter into or make in the future. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements are made only as of the date hereof and the Company undertakes no obligation to update or revise publicly any forward-looking statements, except as required by law.

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Contact Information:

Jaime Sheinheit

VP, Investor Relations

Iconix Brand Group, Inc.

jsheinheit@iconixbrand.com

212.819.2096